UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2026
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Vir Biotechnology, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39083	81-2730369
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Owens Street, Suite 900
San Francisco, California		94158
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (415) 906-4324
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	VIR	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 1, 2026, Vir Biotechnology, Inc. (the Company) announced that Aziz Sawaf, MBEE, MBA, CFA has been appointed as Executive Vice President and Chief Financial Officer and “principal financial officer” of the Company, effective as of October 5, 2026 (the Effective Date). As of the Effective Date, Brent Sabatini, CPA, MBA, will cease serving as the Company’s interim principal financial officer and continue in his role as Senior Vice President and Chief Accounting Officer and “principal accounting officer” of the Company.
Mr. Sawaf, 44, served as Chief Financial Officer since 2023 and also Senior Vice President of Operations Strategy since 2025 at Theravance Biopharma, Inc. (Theravance). He first joined Theravance in 2014, holding financial leadership roles of increasing responsibility before being appointed Chief Financial Officer. Prior to Theravance, Mr. Sawaf held roles on the R&D and commercial finance teams at Gilead Sciences, Inc. He received a B.S. in Business Administration from the University of Arizona, an MBA from the University of Southern California, Marshall School of Business and an MBEE from Johns Hopkins University. Mr. Sawaf is also a CFA® charterholder.
Mr. Sawaf’s annualized base salary will be $520,000, and he is eligible to participate in the Company’s annual bonus plan with a target bonus of 45% of his annualized base salary. Mr. Sawaf will receive a one-time cash sign-on bonus of $150,000, one-half of which will be paid on or around the Effective Date, and one-half of which will be paid following the one-year anniversary of the Effective Date, subject to Mr. Sawaf’s continued employment with the Company through each such date.
In addition, and pursuant to Mr. Sawaf’s offer letter with the Company, on or around November 15, 2026 (the Grant Date), the Company has agreed to grant Mr. Sawaf two equity awards under the Company’s 2019 Equity Incentive Plan, as may be amended from time to time (the Plan). The equity awards will be comprised of: (1) an option to purchase 150,000 shares of the Company’s common stock (the Option) and (2) an award of restricted stock units (RSUs) with respect to 75,000 shares of the Company’s common stock. The Option will have an exercise price equal to the fair market value of the Company’s common stock on the Grant Date, and will vest over four years, with 25% of the total number of shares subject to the Option vesting on the first anniversary of the Grant Date and the remainder vesting in 36 equal monthly installments thereafter, subject to Mr. Sawaf’s continued employment with the Company through each such date. The RSUs will vest over four years, with one-quarter of the total number of RSUs vesting on each of the first four anniversaries of the Grant Date, subject to Mr. Sawaf’s continued employment with the Company through each such date.
As a condition to his employment, Mr. Sawaf also signed a customary confidential information and invention assignment agreement with the Company.
Under the existing Vir Biotechnology, Inc. Change in Control and Severance Benefit Plan (the Severance Plan), Mr. Sawaf will be entitled to receive the following:
•In the event of a covered termination, which is either a termination by the Company without cause (as defined in the Severance Plan) (and other than as a result of death or disability) or Mr. Sawaf’s resignation for good reason (as defined in the Severance Plan), that occurs during the 12-month period following a change in control (as defined in the Severance Plan) (the change in control period), Mr. Sawaf will be entitled to a lump sum cash payment equal to 12 months of base salary plus his annual target cash bonus, up to 12 months of payment for continued group health plan benefits and full vesting acceleration of all outstanding equity awards.
•In the event of a covered termination that occurs outside of the change in control period, Mr. Sawaf will be entitled to a lump sum cash payment equal to nine months of base salary plus a pro-rated annual target cash bonus and up to nine months of payment for continued group health plan benefits.
There are no arrangements or understandings between Mr. Sawaf and any other person pursuant to which he was selected as Executive Vice President and Chief Financial Officer of the Company, and there is no family relationship between Mr. Sawaf and any of the Company’s directors or executive officers. Mr. Sawaf has no direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. The foregoing description of the terms of Mr. Sawaf’s employment does not purport to be complete and is qualified in its entirety by reference to the full text of his offer letter, a copy of which the Company plans to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ended September 30, 2026.

Item 7.01 Regulation FD Disclosure.
On October 1, 2026, the Company issued a press release announcing the appointment of Mr. Sawaf as Executive Vice President and Chief Financial Officer. A copy of the press release is furnished herewith as Exhibit 99.1 to this Form 8-K. The information contained in this Item 7.01, including the attached Exhibit 99.1, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release of the Company, dated October 1, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIR BIOTECHNOLOGY, INC.

Date:	October 1, 2026	By:	/s/ Marianne De Backer
Marianne De Backer, M.Sc., Ph.D., MBA President and Chief Executive Officer